Exhibit 10.21

AMENDMENT NO. 2 TO LOAN AGREEMENT AND WAIVER

This Amendment No. 2 and Waiver (the “Amendment”) dated as of March 27, 2013, is between Bank of America, N.A. (the “Bank”) and Insys Therapeutics, Inc. (the “Borrower”).

RECITALS

A.    The Bank and the Borrower entered into a certain Loan Agreement dated as of February 17, 2012 (together with any previous amendments, the “Agreement”).

B.    The Bank and the Borrower desire to amend the Agreement.

C.    The Borrower has requested that the Bank waive the following event of default under the Agreement: 8.10(e) (notice of change of place of business) (the “Acknowledged Event of Default”).

D.    The Bank is willing to waive the Acknowledged Event of Default, in accordance with and subject to the terms and conditions set forth herein.

AGREEMENT

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.    Waiver. Notwithstanding the provisions of the Agreement to the contrary, the Bank hereby waives, on a one-time basis, the Acknowledged Event of Default. This waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, default or event of default other than as specifically waived herein or as a waiver of any breach, default or event of default of which the Bank has not been informed by the Borrower, (b) affect the right of the Bank to demand compliance by the Borrower with all terms and conditions of the Agreement and all documents executed in connection therewith (collectively with the Agreement, the “Loan Documents”), except as specifically modified or waived by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Bank’s consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Bank’s exercise of any rights or remedies under the Agreement or any other Loan Document, whether arising as a consequence of any default or event of default (other than the Acknowledged Event of Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

3.    Amendments. The Agreement is hereby amended as follows:

3.1    Paragraphs 8.7 and 8.8 of the Agreement are hereby deleted in their entirety and replaced, respectively, with “8.7 Intentionally Omitted.” and “8.8 Intentionally Omitted.”

3.2    Any reference in the Agreement to the “British Bankers Association LIBOR Rate” is amended to read as follows: “the British Bankers Association LIBOR Rate (or any successor thereto approved by the Bank if the British Bankers Association is no longer making a LIBOR rate available).”

4.    Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (pursuant to this Amendment or otherwise), (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

5.    Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to the Waiver of Jury Trial, shall remain in full force and effect.

6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by the Bank.

7.    FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT, TOGETHER WITH THE AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY UNWRITTEN AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, AND (C) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

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The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK OF AMERICA, N.A.

By:	/s/ Erin M. Frey
Name:	Erin M. Frey
Title:	Vice President

INSYS THERAPEUTICS, INC.

By:	/s/ Darryl S. Baker (SEAL)
Name:	Darryl S. Baker
Title:	CFO